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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in Amendment No. 3 to Form SB-2 of our report dated December 3, 1997, relating to the financial statements of EMB Corporation and Subsidiary (formerly called Pacific International, Inc.), which is contained therein.


San Diego, California                    /s/ Harlan & Boettger, L.L.P.
                                         ------------------------------------
February 12, 1998